UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 28, 2013

HOST HOTELS & RESORTS, INC.

HOST HOTELS & RESORTS, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Host Hotels & Resorts, Inc.) Delaware (Host Hotels & Resorts, L.P.)	001-14625 0-25087	53-0085950 52-2095412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6903 Rockledge Drive, Suite 1500

Bethesda, Maryland 20817

(Address of principal executive offices) (Zip Code)

(240) 744-1000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information required by this item is included in Item 2.03 below and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 28, 2013, Host Hotels & Resorts, L.P. (“Host L.P.”), for whom Host Hotels & Resorts, Inc. (“Host REIT”) acts as sole general partner, completed an underwritten public offering of $400 million aggregate principal amount of Series D senior notes bearing interest at a rate of 3.750% per year due in 2023.

The offering of the Series D senior notes was made pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on May 1, 2012, as amended (Registration No. 333-181063), a base prospectus, dated May 16, 2012, included as part of the registration statement, and a prospectus supplement, dated March 19, 2013, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. In connection with the filing of the prospectus supplement, we are filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of our counsel, Latham & Watkins LLP, regarding the validity of the securities being registered.

The notes were issued pursuant to a supplement to Host L.P.’s Amended and Restated Indenture, dated August 5, 1998, originally among HMH Properties, Inc. (which merged with and into Host Marriott, L.P., which is now Host L.P.), the subsidiary guarantors named therein, and HSBC Bank USA f/k/a Marine Midland Bank (now succeeded by The Bank of New York Mellon), as trustee (the “senior notes indenture”). The notes pay interest semi-annually in arrears.

Optional Redemption Provisions

At any time, upon not less than 30 nor more than 60 days’ notice, the Series D senior notes will be redeemable at Host L.P.’s option, in whole or in part, at a price equal to 100% of their principal amount, plus a make-whole premium as set forth in the senior notes indenture, plus accrued and unpaid interest to, but excluding, the applicable redemption date.

Host L.P. may also redeem the Series D senior notes within the period beginning 90 days prior to the October 15, 2023 maturity date, in whole or in part, at a redemption price equal to 100% of the principal amount of the Series D senior notes to be redeemed, plus accrued and unpaid interest to, but excluding, the applicable date of redemption.

Restrictive Covenants

Under the terms of the senior notes indenture, Host L.P.’s ability to incur indebtedness is subject to restrictions and the satisfaction of various conditions, including the achievement of an EBITDA-to-interest coverage ratio of at least 1.5x by Host L.P. This ratio is calculated in accordance with Host L.P.’s senior notes indenture and excludes from interest expense items such as call premiums and deferred financing charges that are included in interest expense on Host L.P.’s consolidated statement of operations. In addition, the calculation is based on Host L.P.’s pro forma results for the four prior fiscal quarters giving effect to certain transactions, such as acquisitions, dispositions and financings, as if they occurred at the beginning of the period. Other covenants limiting Host L.P.’s ability to incur indebtedness include maintaining total indebtedness of less than 65% of adjusted total assets (using undepreciated real estate values), maintaining secured indebtedness of less than 40% of adjusted total assets and maintaining total unencumbered assets of at least 150% of the aggregate principal amount of outstanding unsecured indebtedness of Host L.P. and its subsidiaries. So long as Host L.P. maintains the required level of interest coverage and satisfies these and other conditions in the senior notes indenture, it may incur additional debt under the senior notes indenture.

Use of Proceeds

Host L.P. intends to use the net proceeds from the sale of the Series D senior notes to redeem all of the outstanding $400 million aggregate principal amount of 9% Series T senior notes due 2017 at an aggregate redemption price of $418 million. The Series T senior notes were issued pursuant to a supplement to the senior notes indenture.

Forward-Looking Statements

In this Current Report on Form 8-K, we make forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “expect,” “may,” “intend,” “predict,” “project,” “plan,” “will,” “estimate” and other similar terms and phrases. Forward-looking statements are based on management’s current expectations and assumptions, are not guarantees of future performance, and involve known and unknown risks, uncertainties and other factors which may cause our actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks and uncertainties include our ability to deploy the proceeds of the Series D senior notes as currently planned, those risk factors discussed in our Annual Report on Form 10–K for the year ended December 31, 2012, and in other filings with the Securities and Exchange Commission. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that we will attain these expectations or that any deviations will not be material. Except as otherwise required by the federal securities laws, we disclaim any obligations or undertaking to publicly release updates to any forward-looking statement contained in this report to conform the statement to actual results or changes in our expectations.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Forty-fourth Supplemental Indenture, dated March 28, 2013, by and between Host Hotels & Resorts, L.P. and The Bank of New York Mellon, as successor to HSBC Bank USA (formerly Marine Midland Bank), as trustee, to the Amended and Restated Indenture dated August 5, 1998.

5.1	Opinion of Latham & Watkins LLP regarding the validity of the Series D senior notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, INC.
(Registrant)

Date: March 28, 2013	By:	/s/ Brian G. Macnamara
Brian G. Macnamara
Senior Vice President and Corporate Controller

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, L.P.
(Registrant)

	By:	HOST HOTELS & RESORTS, INC.
Its General Partner

Date: March 28, 2013	By:	/s/ Brian G. Macnamara
Brian G. Macnamara
Senior Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description

4.1	Forty-fourth Supplemental Indenture, dated March 28, 2013, by and between Host Hotels & Resorts, L.P. and The Bank of New York Mellon, as successor to HSBC Bank USA (formerly Marine Midland Bank), as trustee, to the Amended and Restated Indenture dated August 5, 1998.

5.1	Opinion of Latham & Watkins LLP regarding the validity of the Series D senior notes.